Commitment and Contingencies	12 Months Ended
Dec. 31, 2017
Commitment and Contingencies [Abstract]
Commitment and Contingencies:

14.Commitment and contingencies:

14.1Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business.

The Company has obtained hull and machinery insurance for the assessed market value of the Company’s fleet and protection and indemnity insurance. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

As part of the normal course of operations, the Company’s customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled through negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

An investigation was carried out by the Chinese authorities in connection with an alleged collision of the vessel Catalina with a fishing boat while enroute to Indonesia on May 7, 2016. The vessel remained detained in Ningbo, China and was released during July 2016.

Following determination of the Chinese Maritime authorities on the apportionment of inter ship liability, the P&I Club proceeded with the settlement of the property damage claim of the owners of the fishing boat. Crew claims were separately settled by such club. The criminal proceedings in relation to such case are now closed.

HPOR Servicos De Consultaria Ltda ("HPOR") on September 1, 2016 commenced London arbitration references against, among others, the Company, seeking payment of certain commissions that HPOR is alleging were due by, amongst others, the Company for certain agency and marketing services provided for the Ocean Rig Mykonos and the Ocean Rig Corcovado drilling units. The Company is disputing such allegations and has counterclaimed repayment of the commission already paid to HPOR. On March 7, 2018, the Tribunal issued awards in each of the references disallowing HPOR’s claims and allowing the counterclaims brought by the Company, HPOR has since filed an application with the Court of Appeals in the UK for leave to appeal the arbitration awards.

On July 4, 2017, the Company announced that it and Mr. Economou had been named as defendants in a lawsuit filed in High Court of the Republic of the Marshall Islands (Civil Action No. 2017-131) by Michael Sammons alleging, in relevant part, breaches of fiduciary duty, unjust enrichment, and conflict of interest. The plaintiff sought, among other things, a temporary restraining order and preliminary injunction to suspend any further issuances of new shares of common stock by the Company at a price per share below the price specified by the plaintiff in the complaint, as well as certain other compensatory and punitive damages specified in the complaint. On July 24, 2017, the High Court of the Marshall Islands (the “Court”) issued an order denying plaintiff’s motion for a preliminary injunction.  On August 10, 2017, the plaintiff filed a first amended complaint that added a new plaintiff, and was styled as a direct action only, alleging three new counts for breach of fiduciary duties and constructive fraud, and removing certain of the counts asserted in the original complaint. The plaintiffs requested to proceed pro se and on August 16, 2017, the Court granted a motion to withdraw filed by plaintiffs’ counsel. On August 22, 2017, now acting pro se, plaintiffs filed a motion for leave to file a second amended complaint, making certain changes to the allegations of the first amended complaint and propounding an additional count for breach of fiduciary duties. The most recent complaint seeks compensatory damages of $1.56 million and treble punitive damages of $4.68 million against Mr. Economou, and requests injunctive and equitable relief against the Company. The Company and Mr. Economou believe the complaint, as amended, to be without merit and filed motions to dismiss the second amended complaint. At the oral argument on defendants’ motions to dismiss, held on February 2, 2018, the Court announced that it was inclined to grant both motions to dismiss, and directed the parties to submit proposed orders on or before February 23, 2018. The Court stated that after the Court received and reviewed all timely proposed orders, it would issue final decisions in writing. On February 26, 2018, plaintiff filed a motion for voluntary dismissal without prejudice. On March 6, 2018, defendants filed a joint opposition to plaintiff’s motion for voluntary dismissal and moved to strike plaintiff’s notice of dismissal and for the entry of dismissal with prejudice, which plaintiff opposed.  The Court issued acknowledgement of voluntary dismissal without prejudice on March 8, 2018.  Plaintiff filed a new action in the Western District of Texas on February 27, 2018, styled as Sammons v. Economou, No. 5:18-cv-00194 (W.D. Tex.). The Company and Mr. Economou believe that the complaint is without merit and intend to contest the allegations in the Texas action.

On August 2, 2017, a purported class action complaint was filed in the United States District Court for the Eastern District of New York (No. 17-cv-04547) by Herbert Silverberg on behalf of himself and all others similarly situated against, among others, the Company and two of its executive officers. The complaint alleges that the Company and two of its executive officers violated Sections 9, 10(b) and/or 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder. The Company will respond to the complaint by the appropriate deadline to be set in the future, which is presently set at May 25, 2018. The Company and its management believe that the complaint is without merit and plan to vigorously defend themselves against the allegations.

On August 31, 2017, a complaint was filed in the High Court of the Republic of the Marshall Islands (Civil Action No. 2017-198) by certain Ocean Rig creditors against, among others, the Company and two of its executive officers (who are currently directors) and TMS Offshore Services. The complaint purports to allege nine causes of action, including claims for avoidance and recovery of actual and/or constructive fraudulent conveyances under common law or 6 Del. Code §§ 1304(A)(1), 1305, 1307, and 1308; aiding and abetting fraudulent conveyances; and declaratory judgment under 30 MIRC § 202. The Company (and all other defendants) moved to dismiss the case on October 31, 2017 and the motion has been briefed. In a scheduling conference held on February 14, 2018 in the Marshall Islands, the Court scheduled oral argument to proceed on June 6, 2018. The Company is not in a position at this time to express an opinion as to the ultimate outcome of this matter, or to provide an estimate on the amount or range of any potential loss.

Ocean Rig has funded a preserved claims trust, or PCT. The PCT was established to preserve, for the benefit of scheme creditors, any causes of action held by Ocean Rig, Agon Shipping Inc. and/or Ocean Rig Investments Inc. arising from the facts and circumstances identified in the draft complaint prepared by certain of Ocean Rig’s creditors referenced above. If the trustees under the PCT determine that there is merit to any such claims, the trustees may take legal action for the benefit of all of the scheme creditors in the restructuring.

The Company received a subpoena from the SEC requesting certain documents and information from the Company in connection with offerings made by the Company between June 2016 and July 2017. The Company is providing the requested information to the SEC.

During September 2017, the vessels Majorca and Marbella experienced two grounding incidents with approximately total off-hire days of 82 days and 33 days, respectively, while the total recoverable cost is estimated to $1,828 and $641, respectively, which will be covered by the Company's H&M insurers.

Other than the cases mentioned above, the Company is not a party to any material litigation where claims or counterclaims have been filed against the Company other than routine legal proceedings incidental to its business.

14.2Contractual charter revenue

Future minimum contractual charter revenue, based on vessels committed to non-cancelable, long-term time contracts as of December 31, 2017, amounts to $47,507 for the twelve months ending December 31, 2018, $37,266 for the twelve months ending December 31, 2019, $37,284 for the twelve months ending December 31, 2020, $37,266 for the twelve months ending December 31, 2021 and $72,263 for the twelve months ending December 31, 2022 and after. These amounts do not include any assumed off-hire.

Under the June 25, 2015 agreement discussed below, the Company amended 11 charter agreements with significantly lower charter rates. Under seven of the Company’s charter agreements, the charterer had the option to (i) acquire the vessels at fair market value as determined by two independent brokers, at the date that the options were exercised, less $5,000 per vessel or (ii) to require a cash payout of $5,000 per charter agreement in which case the charter agreement would automatically be terminated on the date of completion of the current voyage. These options were exercisable beginning late March 2015 and throughout the term of the charter agreements, which were set to expire through 2020. On June 25, 2015, the Company concluded an agreement with the charterer under which the charterer agreed to forgo the exercise of the purchase option under the seven charter agreements in exchange for a reduction of $35,000 in overdue receivables, $5,000 cash payment to the Company and write off the remaining $16,471 in overdue receivables as of May 31, 2015 against “Voyage revenues”. Out of the $35,000, the $6,759 had been amortized, while the remaining $28,241 was written off as “Loss on contract cancellation”. As part of the transaction, new time charters were agreed for a period of over four years.